Exhibit 99.1

 OCTOBER 2015        INVESTOR PRESENTATIONJUNE 2016

 SAFE HARBOR DISCLOSURE Certain statements in this presentation, which are not historical facts, may be considered forward-looking statements within the meaning of the federal securities laws. The forward looking statements, some of which can be identified by terms and phrases such as “forecast”, “estimate”, “expect”, “anticipate”, “should”, “could”, “may”, and similar expressions, reflect the current views of Essex Property Trust, Inc. (“Essex” or the “Company”) and its affiliates with respect to future events and are subject to risks and uncertainties. Such forward-looking statements involve the risk that actual results could be materially different from those described in such forward-looking statements. Factors that could cause actual results to be materially different are discussed under the caption “Risk Factors” in Item 1A of the Company’s Report on Form 10-K for the year ended December 31, 2015. All forward-looking statements and reasons why results may differ included in this presentation are made of the date hereof, and we assume no obligation to update any such forward-looking statements or reasons why actual results may differ.   ABOUT ESSEXWEST COAST INVESTMENT STRATEGYINVESTMENT OVERVIEWFINANCIAL PERFORMANCE, CAPITAL MANAGEMENT& 2016 GUIDANCEAPPENDIX TRACK RECORD WEST COAST OVERVIEW TECH INDUSTRY: THEN & NOW ESSEX PORTFOLIO SUSTAINABILITY   PAGE(S)2 – 3 4 – 9 10 – 1415 – 2324 25 – 2930 – 33 34 – 3940 – 4344 – 46  TABLE OF CONTENTS  Pacific Electric Lots, Los Angeles, CA  1

ESSEX IS THE ONLY PUBLIC MULTIFAMILY REIT DEDICATED EXCLUSIVELY TO THE WEST COAST

ESSEX PROPERTY TRUST, INC.



Seattle,
17% of NOI(1)
Northern CA,
39% of NOI(1)
San Francisco MD 9%
East Bay(2) 13%
Santa Clara 18%
Southern CA,
44% of NOI(1)
Ventura 5%
Los Angeles 20%
Orange County 11%
San Diego 8%

- Dedicated to the urban and suburban **coastal markets** of California and Washington with **high barriers to housing construction**
- **Long track record of success with highest shareholder returns** of multifamily REITs[3] over 5, 10, and 20 year periods
- 2nd highest total return of all public REITs since IPO in 1994
- 22 year history of **increasing cash dividend**
- Top executives share an **average tenure of roughly 19 years**
- **S&P 500 Company**

(1) Represents percent of pro rata NOI as of 3/31/16.
(2) East Bay includes Alameda and Contra Costa Counties.
(3) Multifamily REITs represent the total return of 7 peers through 12/31/15.

2

KEY STRATEGIC OBJECTIVES

ESSEX PROPERTY TRUST, INC.

- **Add value** through strategic redevelopment
- **Acquire and develop** West Coast properties near transportation nodes in submarkets with highest expected rent growth
- **Drive rent growth** on high occupancy
- **Internal value creation** through transformational synergies
- Maintain **strong balance sheet** and **financial flexibility**



The Dylan
Los Angeles, CA

3

         STRONG WEST COAST FUNDAMENTALS

 Trailing 3 Month Job GrowthAs of April 2016  U.S. Avg. = 1.9%  Essex Portfolio Wtd. Avg. = 3.0%(1)    ESS Markets  Non ESS Markets    ROBUST WEST COAST JOB GROWTH  WEST COAST JOB GROWTH OUTPACES THE U.S. AND OTHER MAJOR MSA’S  Source: BLS (not seasonally adjusted)For those markets included in this graph which represents 99% of Essex’s NOI at the Company’s pro rata share as of 3/31/16.  5

 FAVORABLE DEMOGRAPHIC TRENDS INDICATE CONTINUED RENTAL DEMAND  Source: Census  FAVORABLE DEMOGRAPHICS  U.S. Population by Age Group(in Millions)  6

 U.S. Avg. = 5.5%  Essex Portfolio Wtd. Avg. = 6.4%(1)  STRONG PERSONAL INCOME GROWTH SUPPORTS RENT GROWTH IN ESS MARKETS  STRONG PERSONAL INCOME GROWTH  Source: BEA, Rosen Consulting Group, Economy.comFor those markets included in this graph which represents 99% of Essex’s NOI at the Company’s pro rata share as of 3/31/16.  7

 Source: Census, ESS, Rosen Consulting Group  LIMITED SUPPLY IN ESS MARKETS  ESS CA SUPPLY AS A PERCENT OF STOCK HAS HISTORICALLY BEEN BELOW 1% AND REMAINS MUTEDRELATIVE TO THE NATION, ESS’ CA MARKETS HAVE LESS HOUSING SUPPLY WITH BETTER JOB GROWTH  8

 15%        RENT GROWTH IN ESS MARKETS IS EXPECTED TO EXCEED THE U.S. AND TOP 20 MSA’S(1) THROUGH 2020  WEST COAST EXPECTED TO CONTINUE TO OUTPERFORM  Source: Axiometrics Derived Rents (Actual 3Q 2008-4Q 2015; Forecast 1Q 2016-4Q 2020)(1) Top 20 MSA’s excludes Essex markets, but includes the other major metros in the U.S.   9    Cumulative Rent Growth: ESS vs. Major Metros and U.S.    10%

         INVESTMENT OVERVIEW

   ACQUISITIONSImprove the NAV/sh, cash flow/sh and growth prospects of the CompanyDEVELOPMENTDevelop high-quality tenant desired apartment homes near transportation nodesREDEVELOPMENTFocused on rent justified improvements to maximize NOI and valueCO-INVESTMENT PLATFORMFacilitates growth via private capital and provides attractive risk adjusted returns  CORE COMPETENCIES TO CREATE VALUE          One South Market  Avant  Park 20  Bunker Hill(Rendering)  11

STRATEGIC CAPITAL ALLOCATION

ESSEX PROPERTY TRUST, INC.

INVESTMENT ACTIVITY SINCE THE BEGINNING OF 2015

- 82% of acquisition investments have been in Southern California
- 67% of disposition activity has been in Northern California
- Improved portfolio by selling older properties situated in non-core locations

Acquisitions

Property Name	Location	Year Acquired	Apartment Homes	Age	Contract Price	Price/ Home
8th & Hope	Southern CA	2015	290	2	$ 200,000	$ 690
The Huxley[1]	Southern CA	2015	187	2	$ 48,784	$ 522
The Dylan[1]	Southern CA	2015	184	2	$ 51,266	$ 557
Reveal[1]	Southern CA	2015	438	6	$ 73,013	$ 337
Avant	Southern CA	2015	440	2	$ 172,000	$ 391
Enso	Northern CA	2015	183	2	$ 93,000	$ 508
Mio	Northern CA	2016	103	1	$ 51,300	$ 498
Form 15	Southern CA	2016	242	2	$ 97,400	$ 402
Total/Wtd. Average			**2,067**	**3**	**$ 786,763**	**$ 465**

Dispositions

Property Name	Location	Year Sold	Apartment Homes	Age	Contract Price	Price/ Home
Pinnacle S. Mountain	Phoenix	2015	552	20	$ 63,750	$ 115
Sharon Green	Northern CA	2015	296	46	$ 245,000	$ 828
The Heights[1]	Southern CA	2016	332	12	$ 46,900	$ 283
Harvest Park	Northern CA	2016	104	12	$ 30,500	$ 293
Canyon Creek[1]	Southern CA	2016	200	30	$ 26,750	$ 268
Total/Wtd. Average			**1,484**	**24**	**$ 412,900**	**$ 328**


Mio


Canyon Creek

(1) Contract price represents the Company's pro rata share.

12

 YEAR-TO-DATE DEVELOPMENT STARTS  GATEWAY VILLAGE    Location  Santa Clara, CA  Apartment Homes  476  Total Cost  $226M  Construction Start  Q2 2016  Initial Occupancy  Q2 2018  13

   Total cost in billions and not ESS share. Includes only those projects under construction as of 3/31/16.Based on initial occupancy.As of 3/31/16.   EXPECT TO COMPLETE CONSTRUCTION AND BEGIN LEASING 3 PROJECTS IN 2016 FOR A TOTAL COST OF $270.0M3 ANTICIPATED DEVELOPMENT STARTS FOR 2016 (1 SHOWN IN THE TABLE BELOW)  Cost in millions  DEVELOPMENT PIPELINE UPDATE  Delivery of Development Timeline(2)          # of Properties  Units  Total Cost(1)  2016  3  555  $0.3  2017  2  975  $0.5  2018  2  1,021  $0.6  Total  7  2,551  $1.4  ESS Share(3)    Total Cost  $1.0  Unfunded Cost  $0.7  Total cost as a % of total market cap.  4.6%  Unfunded cost as a % of total market cap.  3.2%  14

         FINANCIAL PERFORMANCE, CAPITAL MANAGEMENT & 2016 GUIDANCE

 Source: Company Disclosures 2016 is the midpoint of company guidance as of First Quarter 2016 Earnings Releases. Peer average represents 7 multifamily REITs.   CONTINUED OUTPERFORMANCE VS. PEERS  ESS SAME-PROPERTY NOI GROWTH HAS EXCEEDED THE PEER AVERAGE BY 3.5% ANNUALLY FOR THE LAST 4 YEARSNOI GROWTH IN 2016 IS PROJECTED TO OUTPERFORM THE PEER GROUP YET AGAIN AND BE THE HIGHEST AMONG THE PEERS  (1)  (2)  16

 2016 SAME-PROPERTY REVENUE GROWTH  Same-Property Revenue Growth  Q1 2016Actuals  April/May 2016Actuals  YTD throughMay  Full-Year 2016 Guidance Range  Southern California  6.1%  6.0%  6.0%  5.25% – 6.25%  Northern California  9.1%  7.7%  8.5%  8.50% – 9.50%   Seattle  7.0%  7.5%  7.2%  6.00% – 7.00%  Total  7.3%  6.9%  7.1%  6.50% – 7.50%            Financial Occupancy  96.0%  95.9%  96.0%    Q1 2016 SAME-PROPERTY REVENUE GROWTH EXCEEDED THE MIDPOINT OF OUR FULL-YEAR GUIDANCE RANGE IN ALL REGIONSFOR APRIL/MAY, SAME-PROPERTY REVENUE GROWTH IS TRACKING SLIGHTLY BELOW THE MIDPOINT OF OUR FULL-YEAR GUIDANCE RANGE  The Highlands at WynhavenIssaquah, WA   EmmeEmeryville, CA   The HuntingtonHuntington Beach, CA   17

 Assumes the stock buyback program is balance sheet neutral.Assumes consensus NAV estimate and not the Company’s internal NAV.       Discount to NAV(2)                5.0%  10.0%  15.0%  20.0%  25.0%  30.0%  Disposition Cap Rate  5.25%  ($1.9)  ($1.2)  ($0.4)  $0.5   $1.5   $2.6     5.00%  ($1.0)  ($0.3)  $0.5   $1.4   $2.4   $3.5     4.75%  ($0.1)  $0.6   $1.4   $2.2   $3.2   $4.4     4.50%  $0.8   $1.5   $2.3   $3.1   $4.1   $5.3     4.25%  $1.7   $2.4   $3.1   $4.0   $5.0   $6.2     4.00%  $2.5   $3.3   $4.0   $4.9   $5.9   $7.1     Portfolio Management  Opportunistic  Strategy  HYPOTHETICAL CAPITAL ALLOCATION STRATEGY: RUNNING THE MACHINE IN REVERSE  COMPANY HAS A $250M STOCK BUYBACK PROGRAM APPROVED BY THE BOARD OF DIRECTORSESTIMATED $ ACCRETION TO CORE FFO FROM EXECUTION OF THE BUYBACK PROGRAM(1)VALUE CREATION (SHOWN IN TABLE BELOW) IS DEPENDENT ON DISPOSITION OPPORTUNITIES AS WELL AS DISCOUNT TO NAV  $ Value Creation/(Dilution) in Millions  18

   $21.3 BILLION TOTAL CAPITALIZATION         DEBT SUMMARY ($ MILLION)    3/31/16  Unsecured Debt       Bonds    $2,712    Term Loan    225    Line of Credit    164  Total Unsecured Debt    3,101   Mortgage Debt       Fixed Rate    1,960    Variable Rate    292   Total Secured Mortgage Debt    2,252   Total Consolidated Debt    $5,353   Source: Company DisclosuresAs of 3/31/16  CAPITAL STRUCTURE & LIQUIDITY PROFILE             LIQUIDITY PROFILE ($ MILLION)        3/31/16  Unsecured Credit Facility - Committed        $1,025  Balance Outstanding        164  Undrawn Portion of Credit Facility        861  Cash, Cash Equivalents & Marketable Securities        219  Total Liquidity           $1,080  19

 Source: Company DisclosuresUnsecured debt ratio is unsecured assets (excluding investments in joint ventures) divided by unsecured indebtedness.Net Indebtedness is total debt less unamortized premiums, unrestricted cash, and marketable securities.Adjusted EBITDA annualizes the pro forma NOI for current quarter acquisitions and excludes non-routine items in earnings.  SELECT BALANCE SHEET RATIOS  3/31/16  12/31/15  COVENANT  TARGETS  Secured Debt / Undepreciated Book  16%  16%  < 40%  < 16%  Total Debt / Undepreciated Book  38%  38%  < 65%  < 42%  Interest Coverage  372%  357%  > 150%  > 300%  Unsecured Debt Ratio(1)  293%  292%  > 150%  > 250%  Net Indebtedness to Recurring EBITDA(2)(3)  5.7X  5.8X    6.0X – 7.0X  Unencumbered NOI to Total NOI  67%  66%    > 65%            CREDIT RATINGSFITCH: BBB+ (STABLE)MOODY’S: Baa2 (POSITIVE) S&P: BBB (POSITIVE)          STRONG CREDIT PROFILE  20

 Debt Maturities in Millions ($)  4.7%  11.2%  6.6%  12.9%  13.4%  10.6%  6.5%  11.5%  7.7%  9.9%  0.0%  5.0%  % of Total Debt Maturing/Year  WELL LADDERED DEBT MATURITY SCHEDULE  Debt Maturity Schedule(1)  (1) As of 3/31/2016. Excludes lines of credit.  2.6%  3.2%  5.3%  3.4%  4.9%  4.3%  3.7%  3.6%  4.0%  3.5%  1.0%  0.9%  Weighted Average Interest Rate  21

   2016 Revised Midpoint  Change to Midpoint of Initial Guidance  National GDP Forecast   2.3%  (0.5%)  National Job Growth   2.0%  No Change  ESS Job Growth   2.6%  0.1%  ESS Market Rent Growth  6.0%  No Change  ESS Same-Property Revenue Growth  7.0%  No Change  ESS Same-Property Expense Growth(1)  3.8%  No Change  ESS Same-Property NOI Growth   8.5%  No Change  Total FFO Per Share  $10.86  $0.01  Core FFO Per Share (2)  $10.92  No Change  Total FFO Per (Diluted) Share Growth  11.7%  0.1%  Core FFO Per (Diluted) Share Growth (2)  11.3%  No Change  Source: Company DisclosuresReflects the Company’s change to property management fee allocation.Core FFO excludes merger related costs, acquisition costs and non-routine items.  2016 GUIDANCE  22

2016 MSA FORECAST

ESSEX PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

2016 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply [1]					Job Forecast [2]		Market Forecast [3]
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs Dec-Dec	% Growth	Economic Rent Growth
Los Angeles	11,000	5,700	16,700	0.7%	0.5%	94,600	2.2%	5.5%
Orange	3,800	3,800	7,600	0.9%	0.7%	39,500	2.5%	5.6%
San Diego	3,300	3,500	6,800	0.7%	0.6%	36,700	2.6%	5.3%
Ventura	150	700	850	0.2%	0.3%	5,350	1.8%	5.4%
So. Cal.	**18,250**	**13,700**	**31,950**	**0.7%**	**0.5%**	**176,150**	**2.3%**	**5.5%**
San Francisco	5,400	650	6,050	1.3%	0.8%	34,700	3.0%	6.3%
Oakland	1,600	4,300	5,900	0.5%	0.6%	27,900	2.5%	6.7%
San Jose	5,850	2,100	7,950	2.3%	1.2%	31,300	3.0%	6.3%
No. Cal.	**12,850**	**7,050**	**19,900**	**1.5%**	**0.9%**	**93,900**	**2.8%**	**6.5%**
Seattle	**8,450**	**7,100**	**15,550**	**1.7%**	**1.3%**	**48,600**	**3.0%**	**6.1%**
Weighted Average[4]	**39,550**	**27,850**	**67,400**	**1.2%**	**0.8%**	**318,650**	**2.6%**	**6.0%**

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2016 G.D.P. Growth: 2.3% , 2016 Job Growth: 2.0%

(1) **New Residential Supply:** MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.
(2) **Job Forecast:** refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.
(3) **Market Forecast:** the estimated rent growth represents the forecasted change in effective market rents for full year 2016 vs 2015 (excludes submarkets not targeted by Essex).
(4) **Weighted Average:** markets weighted by scheduled rent in the Company's Portfolio.

23

         APPENDIX

         ESTABLISHED TRACK RECORD OF SUCCESS

INVESTMENT STRATEGY LEADS TO SUPERIOR TOTAL RETURNS

ESSEX PROPERTY TRUST, INC.

- An innovative management team responsive to changing market dynamics with the ability to source and structure unique opportunities within the multifamily space
- Disciplined underwriting, rigorous analysis, and total return driven
- 2nd highest total return of all public REITs since IPO in 1994

INVESTMENT STRATEGY HAS LED TO SUPERIOR VALUE CREATION FOR SHAREHOLDERS SINCE THE IPO



Total Shareholder Return Since IPO
Years Ending December 31
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
3,504%
1,124%
773%
579%
ESS
NAREIT Equity Apartments
NAREIT All Equity
S&P 500

Source: SNL Financial, NAREIT
June 1994 – December 2015

26

 HISTORY OF GROWTH IN DIVIDEND PER SHARE  Essex has maintained its commitment to dividend safety and has increased its dividend every year for the past 22 years, representing 283% in dividend growth since the IPO   27

 SIGNIFICANT TOTAL FFO PER SHARE GROWTH  (1) Through 2015 actuals. Excludes 2016 estimated growth.(2) 1994 Total FFO represents Proforma FFO due to the Company's IPO in June 1994.  Since the IPO, Total FFO has increased 434%, or 8% annually(1)Over the past 5 years Core FFO per Share has increased 96%(1)  28

   2009  2016(1)  Cumulative Change  CAGR  # of Units(2)  27,248  59,441  118.1%  13.3%  # of Properties  133  244  83.5%  10.2%  Share Price   $83.65    $233.86   179.6%  17.9%  Equity Market Cap   $2.7B    $16.0B   492.6%  32.9%  Total Market Cap   $4.6B    $21.3B   363.0%  27.8%  Annualized Dividend/Share   $4.12    $ 6.40   55.3%  7.3%  Core FFO/Share   $5.43    $10.92(3)   101.1%  11.8%  Consensus NAV/Share  $70.68  $228.55  223.4%  20.7%            Total Return to Shareholders(1)      239.4%  21.6%  Source: Green Street Advisors, SNL Financial, Company DisclosuresAs of 3/31/16. Total Return 12/31/09 - 3/31/16.All units, not pro rata share.Through 2016 midpoint of guidance range as of 3/31/16.   29  SUBSTANTIAL GROWTH SINCE THE GREAT RECESSION

         WHY WEST COAST?

 WEST COAST SIGNIFICANCE  Rank  State  Q3 2015 GDP(1) ($M)  % of Total  1  California  2,448,467  14%  2  Texas  1,639,375  9%  3  New York  1,455,568  8%  4  Florida  893,189  5%  5  Illinois  771,896  4%  Source: BEA, IMF(1) Q3 2015 GDP is seasonally adjusted at annual rates.   The combined GDP of California and Washington would be the 5th largest economy in the world  31  Rank  Nation  2015 GDP ($M)  % of Total  1  United States  17,947,000  24%  2  China  10,982,829  14%  3  Japan  4,123,258  5%  4  Germany  3,357,614  4%  5  California & Washington  2,897,871  4%  6  United Kingdom  2,849,345  4%  7  France  2,421,560  3%  8  India  2,090,796  3%  9  Italy  1,815,757  2%  10  Brazil  1,772,589  2%  CA is the largest state in the U.S. totaling 14% of U.S. GDP  National GDP Rankings  United States GDP Rankings

 WHY WEST COAST MARKETS?  FAVORABLE DEMOGRAPHICSHigher incomes coupled with a higher cost of home ownershipHigher percentage of educated 25-34 year olds  DIVERSE DEMAND DRIVERSHighest GDP in the U.S.Job growth consistently outpaces the U.S.Centers of innovation and drivers of job creation  LOW SUPPLYLong-term at below 1% of total supplyHigh cost of home ownership  32

 WHY WEST COAST MARKETS?  Source: DQ News, NWMLS, NAR, Moody’s. Data as of March 2016.Represents the average annual new supply as a % of stock since 1990.       ESS Markets  U.S.  33

         TECH INDUSTRY: THEN & NOW

 Source: PWC MoneyTree, Renaissance Capital, US Department of Commerce, Internet World Stats, UF Warrington  TECH TODAY VS. DOT-COM    THEN (2000)  NOW (2015)  % OF THE WORLD WITH ACCESS TO INTERNET  7%  46%  GLOBAL INTERNET POPULATION  0.4B  3.4B  NUMBER OF DEVICES PER PERSON  1  4.3 (by 2020)  PRICE-TO-SALES RATIO  48.9  6.5  NUMBER OF INTERNET/SOCIAL MEDIA IPOS  90  24  MEDIAN AGE OF COMPANIES GOING PUBLIC  5  11  VENTURE CAPITAL FUNDING  $79B  $35B  US ECOMMERCE REVENUE  $12B  $342B  35

 WEALTH CREATION IS ACCELERATING ON THE WEST COAST      SEATTLE  SAN FRANCISCO  LOS ANGELES    BOSTON    NEW YORK    WASHINGTON D.C.    SAN JOSE      TECH HUBS ON THE WEST COAST HAVE HELPED FUEL A SHIFT IN ECONOMIC POWER FROM THE EAST COAST TO THE WEST COAST SAN JOSE HAS THE HIGHEST GDP PER CAPITA OF ALL MAJOR U.S. CITIES  BOSTON Real GDP/Capita: $74,746 Growth: 16%  NEW YORK Real GDP/Capita: $70,830 Growth: 16%  WASHINGTON D.C. Real GDP/Capita: $72,191 Growth: 8%  SEATTLE Real GDP/Capita: $75,874 Growth: 18%  SAN FRANCISCO Real GDP/Capita: $80,643 Growth: 16%  SAN JOSE Real GDP/Capita: $105,482 Growth: 46%  LOS ANGELES Real GDP/Capita: $60,148 Growth: 17%  Source: Bureau of Economic AnalysisReal GDP represents 2014 Per Capita Real GDP by MSA and growth represents Cumulative Growth 2001-2014.   36

"UNICORNS" VS. PUBLIC TECH COMPANIES

ESSEX PROPERTY TRUST, INC.

- TOP **10** PUBLIC TECH COMPANIES EMPLOY GREATER THAN **13X** MORE PEOPLE THAN THE TOP **20** UNICORNS IN THE BAY AREA AND SEATTLE
- **BOTTOM LINE:** MOVEMENTS MADE BY LARGE PUBLIC TECH COMPANIES SUCH AS APPLE AND ALPHABET HAVE A MORE RELEVANT IMPACT ON THE ECONOMY THAN UNICORNS

PUBLIC TECH COMPANIES

Rank	Company	Total Employees	Est. Bay Area/ Seattle Employees	Est. Market Value ($B)
1	Apple	110,000	25,150	$528.2
2	Alphabet	64,115	34,700	$483.5
3	Microsoft	112,689	45,600	$393.3
4	Facebook	12,691	6,500	$331.7
5	Amazon	230,800	27,960	$328.8
6	Oracle	135,070	7,465	$162.6
7	Intel	107,300	6,790	$142.8
8	Cisco Systems	71,833	14,638	$140.6
9	eBay (2)	28,400	6,280	$73.1
10	Salesforce	19,000	5,100	$55.5
	Total	**891,898**	**180,183**	**$2,640.1**

UNICORNS

Rank	Company	Total Employees	Est. Bay Area/ Seattle Employees	Est. Market Value ($B)(1)
1	Uber	4,400	2,310	$62.5
2	Airbnb	1,600	850	$27.0
3	Palantir	1,800	1,100	$20.1
4	Pinterest	700	600	$11.2
5	Dropbox	1,200	765	$10.4
6	Theranos	700	530	$9.0
7	Lyft	1,000	630	$5.5
8	Zenefits	1,300	620	$4.5
9	Cloudera	1,250	440	$4.1
10	SoFi	525	470	$4.0
11	Docusign	1,500	960	$3.0
12	Houzz	650	500	$2.3
13	Nutanix	1,000	780	$2.1
14	AppDynamics	850	575	$2.1
15	SurveyMonkey	650	410	$2.0
16	Medallia	800	550	$1.3
17	Okta	500	300	$1.2
18	Apttus	900	300	$1.1
19	Tintri	500	490	$1.0
20	Kabam	825	480	$1.0
	Total	**22,650**	**13,660**	**$175.3**

Source: Silicon Valley Business Journal, Puget Sound Business Journal, San Francisco Business Times, Wiki, Essex estimates

(1) Valuations are based on the last round of funding.

(2) eBay data includes both eBay, Inc. and PayPal Holdings, Inc.

37

 COMPARISON OF 10 LARGEST PUBLIC TECH VS. NON-TECH FIRMS  TECH FIRMS HAVE CREATED ~$2.0 TRILLION IN EQUITY MARKET VALUE OVER THE PAST 10 YEARS, GROWING 3.0X FASTER THAN NON-TECH FIRMS TECH FIRMS HAVE 2.2X MORE CASH ON HAND THAN NON-TECH FIRMSALL TOP 10 TECH FIRMS AND 3 OF THE TOP NON-TECH FIRMS ARE HEADQUARTERED IN ESS MARKETSTOP TECH FIRMS HAVE 17,700 JOB OPENINGS IN CALIFORNIA AND WASHINGTON, DEMONSTRATING THEIR COMMITMENT TO GROW   Source: Company DisclosuresIncludes only 9 tech and 9 non-tech companies as Facebook and Visa were not public in 2005.Includes cash, cash equivalents, and marketable securities.Excludes banks.  Top 10 Largest Public Companies  Headquarters   Equity Market Capitalization (May 31, 2016)  Equity Market Capitalization (Dec. 31, 2005)(1)  Change    Cash Available as of 2015(2)  Tech  Northern CA/Seattle  $2,723.3  $755.0  $1,968.3    $556.3  Non-Tech(3)  Various  $2,321.3  $1,655.9  $665.4    $256.5  Difference    $402.0  ($900.9)  $1,302.9    $299.8                Ratio of Tech to Non-Tech     1.2X    0.5X    3.0X      2.2X   All data in billions except ratio     38

 LARGE TECH FIRMS CONTINUE TO HIRE  Source: Company Disclosures(1) Includes Top 10 Largest Public Tech Firms today that have been public since 2005.  TOP 10 LARGE TECH FIRMS GLOBAL EMPLOYMENT GROWTH OVER THE PAST DECADE HAS CONTINUED TO RISEOVER THE TEN YEAR PERIOD, THE COMPOUND ANNUAL GROWTH RATE OF EMPLOYMENT HIRING HAS BEEN 10.1%  39

 Both San Francisco and San Jose have seen strong trailing three month job growth as of April of 4.1% and 3.9%, respectively. Approximately 39% of the month-over-month job gains in San Francisco came from the Professional and Business Services sector. Office absorption in the first quarter in Silicon Valley was 825,000 sf, or 1.2% of stock, with an additional 3.5M sf under construction (nearly 50% of which is pre-leased).First quarter office absorption in the San Francisco MD was 153,000 sf, or 0.2% of stock, with 4.7M sf under construction (37% of which is pre-leased).  Source: Axiometrics, Moody's, RCG, SNL, BLS, Census and ESS Disclosures as of March 31, 2016. Trailing 3 months beginning April 2016.Home Prices as of March 2016. U.S. uses NAR 4Q15.  NORTHERN CALIFORNIA HIGHLIGHTS   Northern CA  Totals  Units  19,295  Properties  73  Pro rata % of NOI  39.3%  SS Occupancy  96.1%  Market Data  U.S.  San Francisco  San Jose  Trailing 3 Month Job Growth  1.9%  4.1%  3.9%  Personal Income Growth 2016F  5.5%  7.3%  7.1%  Median Home Price(1)  $223,000  $1,082,000  $775,000  NORTHERN CALIFORNIA PORTFOLIO  NORTHERN CALIFORNIA AREA MAP  40

LOS ANGELES PORTFOLIO

ESSEX PROPERTY TRUST, INC.

LOS ANGELES AREA MAP


Kagel Canyon
San Fernando
SYLMAR
GRANADA HILLS
NORTHRIDGE
RESEDA
VAN NUYS
ENCINO
NORTH HOLLYWOOD
SUN VALLEY
SUNLAND-TUJUNGA
CRESCENTA HIGHLANDS
La Crescenta-Montrose
La Cañada Flintridge
Burbank
Glendale
EAGLE ROCK
STUDIO CITY
LOS FELIZ
BEL AIR
Beverly Hills
BRENTWOOD
PACIFIC PALISADES
Santa Monica
Marina Del Rey
PLAYA DEL REY
Los Angeles International Airport
El Segundo
Inglewood
Hawthorne
East Los Angeles

Los Angeles	Totals
Units	11,056
Properties	50
Pro rata % of NOI	19.6%
SS Occupancy	96.0%

LOS ANGELES HIGHLIGHTS

- Job growth in Los Angeles was 2.5% for the trailing three month period beginning in April.
- The largest gains in April were reported from the Trade, Transportation and Utilities, and the Education and Health Services Sectors.
- Los Angeles had first quarter net absorption of roughly 432,000 sf, or 0.2% of stock, with nearly 2.3M sf of office space under construction.

Market Data	U.S.	Los Angeles
Trailing 3 Month Job Growth	1.9%	2.5%
Personal Income Growth 2016F	5.5%	6.4%
Median Home Price(1)	$223,000	$489,000

Source: Axiometrics, Core Logic, JLL US Office Report Q2 2015, Moody's, RCG, SNL, BLS, Census and ESS Disclosures as of March 31, 2016. Trailing 3 months beginning April 2016.

(1) Home prices as of March 2016. Home prices in Los Angeles represent the entire county and not ESS submarkets, which had a weighted average home price of $740,000 as of December 2015. U.S. uses NAR 4Q15.

41

 Source: Axiometrics, Moody's, RCG, SNL, BLS, Census and ESS Disclosures as of March 31, 2016. Trailing 3 months beginning April 2016.Home Prices as of March 2016. U.S. uses NAR 4Q15.  ORANGE COUNTY PORTFOLIO  ORANGE COUNTY HIGHLIGHTS  Orange County had job growth of 3.0% for the trailing three month period beginning April 2016.Professional and Business Services and Trade, Transportation and Utilities were the industries leading the job growth in April.Orange County absorbed 230,000 sf of office space in the first quarter, representing 0.2% of stock, with nearly 1.1M sf currently under construction.   Market Data  U.S.  Orange County  Trailing 3 Month Job Growth  1.9%  3.0%  Personal Income Growth 2016F  5.5%  6.0%  Median Home Price(1)  $223,000  $610,000    Orange County  Totals  Units  6,932  Properties  28  Pro rata % of NOI  10.9%  SS Occupancy  96.1%  ORANGE COUNTY AREA MAP  42

 Source: Axiometrics, Moody's, RCG, SNL, BLS, NWMLS, Census and ESS Disclosures as of March 31, 2016. Trailing 3 months beginning April 2016.Home Prices as of March 2016. U.S. uses NAR 4Q15.  SEATTLE HIGHLIGHTS  SEATTLE PORTFOLIO  Market Data  U.S.  Seattle  Trailing 3 Month Job Growth  1.9%  3.2%  Personal Income Growth 2016F  5.5%  6.7%  Median Home Price(1)  $223,000  $404,000    Seattle  Totals  Units  12,197  Properties  56  Pro rata % of NOI  16.5%  SS Occupancy  95.8%  Seattle continues to demonstrate strong job growth with 3.2% for the trailing three months beginning in April. Trade, Transportation and Utilities accounted for 18% of net jobs added in April, while Professional and Business Services accounted for 15%. During the first quarter, office absorption in Seattle was 839,000 sf, or 0.9% of stock. Approximately 6.8M sf of office space was under construction as the first quarter of 2016, with approximately 38% pre-leased.  SEATTLE AREA MAP  43

         COMMITMENT TO SUSTAINABILITY

 2016  2015  2014  2009  2008  2006  45  SUSTAINABLE COMMITTMENTFor the past 10 years, Essex has been incorporating green initiatives within its apartment communities   SUSTAINABILITY INITIATIVES

DEDICATION TO SUSTAINABLE LIVING

ESSEX PROPERTY TRUST, INC.

SUSTAINABLE INITIATIVES THROUGHOUT THE ORGANIZATION

DEVELOPMENT

- Since 2009, the Company has achieved:
  - ❑ LEED* certified status at 6 communities
  - ❑ GreenPoint Ratings* at 6 properties
  - ❑ Pursuing LEED certification on 2 recently completed developments
  - ❑ Pursuing GreenPoint Ratings on 3 development communities

MAINTENANCE & REDEVELOPMENT

- We are focused on improving the efficiency of our properties through our redevelopment program and ongoing property maintenance activities
- Key Areas of Focus:
  - ❑ Energy Conservation
    - Installing high efficiency boilers and CO systems
    - Installing energy efficient lighting
  - ❑ Water Conservation
    - Drought tolerant landscaping
    - Installing rain sensors and drip irrigation
  - ❑ Waste Management
    - Reducing waste through the implementation of a recycling program in 2014

LIVING ENVIRONMENTS

- Caring for the environment by providing communities that:
  - ❑ Have good in-door air quality
    - Smoke-free, use of low or no VC paint, mandate green cleaning products
  - ❑ Promote recycling
  - ❑ Utilize paperless transactions through online portals
  - ❑ Are conveniently located near public transit

*LEED is a nationally recognized program established by the U.S. Green Building Council to encourage the design of environmentally responsible buildings. GreenPoint Rated is California-specific program through Build It Green, which encourages healthy, energy- and resource-efficient building practices in the state.

46

NOTES  47